March 2014 Materion Corporation – Investor Presentation Exhibit 99.1

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Materion (MTRN) • An Advanced Materials Company • Strong Global Positions in Attractive and Growing Markets • Long-term Growth Greater Than GDP • Strong Value-added1 Margins • Market Cap: $681 Million 3/7/14, Shares Outstanding: 20.9 million • Annual EPS: $0.94 GAAP, $1.10 Adjusted2 • Strong Balance Sheet: Debt-to-Debt-Plus Equity 12% • Strong Free Cash Flow: Greater than $50 Million/year • Stock Repurchase Authorization of $50 Million • Dividend: $0.32 annualized 1Excludes pass-through metals 2 Included $0.16 recorded in Q4 2013 for restructuring and rationalization actions 3

High Value-added Business Model 4 1. Identify high growth secular markets 2. Target the fastest growing niches of those markets 3. Expand with innovative products 4. Add synergistic acquisitions 5. Ensure financial discipline

Unique Global Positions – Advanced Materials • World’s Only Fully Integrated Producer of Beryllium and Beryllium Alloys – Over 75 years of reserves at Utah 5 Leading Global Position • Unique Copper-nickel-tin Material ToughMet® – Multiple advanced applications growing at over 30% annually • Precision Optical Coatings – Visible to Infrared Bandwidth – “Go To” Supplier for defense, thermal imaging, space, medical and advanced consumer applications • High Purity Gold Products for Semiconductor Fabrication (Wireless & LED) – Offering “full metal management” capabilities     • Specialty Coatings for Blood Analysis Test Strips for Medical Diagnosis – Diabetes 

Identify High Growth Secular Markets 6 Market FY 2013 % of Value- added Sales Macro Trends Key Drivers Consumer Electronics 27% • Smartphone growth • Tablet computers & LEDs • Miniaturization Industrial Components & Commercial Aerospace 18% • New airplane builds & retrofits • Increasing air travel • Heavy equipment builds Automotive Electronics 11% • Increasing global car production • HEV/EV lithium ion battery components • Engine control & electronic systems Defense & Science 10% • DoD & foreign military budgets • Demand for communications satellites • High performance optical devices Medical 10% • Glucose testing • Blood analysis test coating for medical diagnosis • Diagnostics equipment • Nuclear Energy 8% • Directional drilling • Rig counts • Solar, batteries & smart grid devices Telecommunications Infrastructure 6% • Global 3G/4G builds • Base stations • Undersea fiber-optics expansion

Significant New Value Drivers • Global Beryllium Supply Shortage • Government Stockpile Replenishment • Bulk Metallic Glass • Enhanced Capacity • Facility Consolidation and Product Line Rationalization • Company-wide Procurement to Optimize Spend • Pricing Tools • New Technology and Marketing Development Processes 7

Recent New Product Successes • LED Phosphors • Gesture Control • Rolled ToughMet® Bearings • Bulk Metallic Glass • Aluminum Metal Matrix Composites • Dovetail Connectors • Wafer Level Processing 8

Broadening our Reach Through Acquisitions and Materials Innovation 2002 Today 9 Beryllium and Alloys Key Markets: Automotive Electronics Defense and Science Telecom & Infrastructure Semiconductor Appliance Key Markets: Automotive Electronics Defense and Science Telecom & Infrastructure Semiconductor Appliance Plus Expansion and/or entry into the following: Consumer Electronics Commercial Aerospace Heavy Industrial Equipment Services Optical Energy – Conventional and Alternative Medical Industrial Precious Metals and Microelectronics Packaging Beryllium and Alloys Industrial Precious Metals and Microelectronics Packaging New Non-Be Alloys and Composites Optical and Medical Coatings Specialty Chemicals Broadened Precious and Semi-Precious Metals

Successful Repositioning – Snapshot 10 2002 2013 Revenue $0.4B  $1.2B Debt-to-Debt-Plus-Equity 43%  12% Working capital* % of sales 41%  31% Cyclicality High  Lower Growth GDP  >GDP * A/R, Inventory & A/P

High Operating Margins GAAP Margin Value-added(1) Margin Gross Profit 16% - 18% 35% - 40% Operating Profit 3% - 5% 9% - 12% 11 Removing High Value Metals Clarifies Margins (1) Normal margin range excluding non-recurring items and pass-through metals

Ensure Financial Discipline 12 Maintain strong balance sheet Debt-to-Debt-Plus-Equity Maximum 30% Strong cash flow • Cash flow from operations averages approximately $50M for the past five years • Reduction in working capital* goal to <20% sales *AR, Inv & A/P Resources to finance organic growth and acquisitions while returning cash to shareholders 21% 12% 0% 10% 20% 30% 2005 2013 After $228M in acquisitions Each 5% reduction of working capital as a % of sales results in $60 million of cash

Financial Goals Next 3 - 5 Years Next 3 - 5 years Value-added revenue growth 6%/Year Margins (OP % VA) 12% - 14% Annual Free Cash Flow >$50M ROIC (pre-tax) >15% Working capital % sales <20% Debt-to-Debt-Plus-Equity <30% Acquisitions $50M - $100M Annually 13

T H E S I S Positioned to Deliver Long-term, Sustainable Growth 14 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan Revenue Base Margins Capital Eff.

I N S U M M A R Y Why Invest in Materion Corporation? 15 Positioning A leader in high-growth markets Performance Strong performance record Growth Executing three point strategy • Global player in strong secular growth markets • Sustainable long-term growth • Proven business model • Target, capture niche, then expand • Clear financial goals, performance continuing to improve • Strong value today

Appendix

Target High Growth, Leading-edge Markets

MATERION

Reportable Segments

Key Markets	ADVANCED MATERIAL TECHNOLOGIES Precious, Non-precious, Specialty Metal and Inorganic Materials, Electronic Packages and Components	PERFORMANCE ALLOYS Bulk and Strip Form Products and Beryllium Hydroxide	BERYLLIUM & COMPOSITES Beryllium and Beryllia Ceramic Products	TECHNICAL MATERIALS Specialty Strip Metal Products
CONSUMER ELECTRONICS	▲	▲	▲	▲
INDUSTRIAL COMPONENTS & COMMERCIAL AEROSPACE	▲	▲	▲	
AUTOMOTIVE ELECTRONICS	▲	▲	▲	▲
DEFENSE & SCIENCE	▲	▲	▲	▲
MEDICAL	▲	▲	▲	▲
ENERGY	▲	▲	▲	▲
TELECOM INFRASTRUCTURE	▲	▲	▲	▲

A-1

Value-added Sales: Materion Consumer Electronics 27% Industrial Components & Commercial Aerospace 18% Automotive Electronics 11% Defense & Science 10% Medical 10% Energy 8% Telecom Infrastructure 6% Services 4% Appliance 2% Other 4% 2013 - $609.1M A-2 OP% of Value-added sales 4.4%

Value-added Sales: By Segment Technical Materials 7% Advanced Material Technologies 44% Performance Alloys 39% Beryllium & Composites 10% 2013 - $609.1M A-3 OP% of Value-added sales 4.4%

Value-added Sales: Advanced Material Technologies Consumer Electronics 38% Medical 20% Defense & Science 10% Services 10% Industrial Components & Commercial Aerospace 8% Energy 5% Telecommunications Infrastructure 4% Automotive Electronics 1% Other 4% 2013 - $270.0M A-4 OP% of Value-added Sales 1.7%

Value-added Sales: Performance Alloys Industrial Components & Commercial Aerospace 31% Consumer Electronics 20% Automotive Electronics 17% Energy 13% Telecommunications Infrastructure 10% Appliance 4% Defense & Science 1% Other 4% 2013 - $235.2M A-5 OP% of Value-added Sales 9.9%

Value-added Sales: Beryllium and Composites Defense & Science 51% Industrial Components & Commercial Aerospace 20% Telecommunications Infrastructure 8% Energy 1% Other 9% 2013 - $61.3M A-6 OP% of Value-added Sales (5.7%) Medical 11%

Value-added Sales: Technical Materials Automotive Electronics 54% Consumer Electronics 30% Energy 10% Other 6% 2013 - $42.6M A-7 OP% of Value-added Sales 16.2%

Core Technologies 1. High Purity Gold and Silver for Industrial Applications 2. Powder Science and Processing (Vacuum, Hot and Cold Isostatic Pressing, Press/Sinter) … Metal, Ceramic and Chemical 3. Full Metal Processing Technology (Melting, Casting, Rolling, Extrusion) 4. Selective Electroplating 5. Precision Optical Filters and Coating Technology 6. Thin Film Large Area Coating 7. Numerous “Specialties” … Cladding, Electron Beam Welding, Diffusion Bonding 8. Shield Kit Cleaning 9. Chemical Synthesis 10. Amorphous Metals / Bulk Metallic Glass (Liquid Metals) A-8

Continuing to Execute Three-point Strategy A-9 1 Grow and diversify revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

S T R A T E G Y # 1 : G R O W T H Expand and Diversify Revenue Base • Targeting expansion in secular growth markets including: – Smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD • Ongoing global expansion – Asia • Strategic acquisition  fast accretion – Technology breadth – Global reach – Product diversification A-10

S T R A T E G Y # 2 : M A R G I N S Expand Margins – Key Drivers A-11 1 Lean Sigma operating efficiency 2 Higher value- added products 3 Cost reductions Normalized Margin 9 - 12% Target Margin 12 - 14% (OP % VA) Excludes non-recurring items and pass-through metals

STRATEGY #3: CAPITAL EFFICIENCY

Improve Fixed and Working Capital Efficiency

MATERION

Lean Sigma

- Cycle time reduction
- Yield improvement
- On-time shipments



Improve Working Capital Efficiency


Working capital % of sales
41%
31%
<20%
2002
2013
Target

Each 5% reduction in working capital as a % of sales = $60M of cash

A-12

Strategy in Action: Outgrowing Growth Markets Growth of Materion Oil and Gas Sales vs. Market Growth of Materion Aerospace Sales vs. Market A-13 0 100 200 300 400 500 600 700 0 100 200 300 400 500 600 Materion Sales Materion Sales Global Rig Count Aircraft Delivered +550% +90% +400% +80%

New Product and Technology Development Advanced Material Technologies Materials and Services – Expanded Shield Kit Cleaning Services – Including New Technology to Improve Precious Metal Returns – Materials for High Brightness LEDs – Specialty Inorganic Compounds for Thin Film Solar Panels (solar, security) – High Purity Metals and Chemicals for Semiconductor and Display Applications – Next Generation Memory and Thin Film Head Materials A-14

New Product and Technology Development Advanced Material Technologies (cont.) Coatings – Thin Film Vapor Deposited Electrodes for Medical Diagnostics – Precision Optical Thin Film Coatings (Specialty Filters) – Large Area Format Serving Astronomy, Space, Science – Multi-hyper – Spectral Array Filters – Patterned Medical Large Area Coatings Capabilities Packaging – RF Packages for the Latest Infrastructure Technology (3G and 4G) A-15

New Product and Technology Development Performance Alloys – ToughMet® Alloy “Strip” for High Volume Bearing Applications – BrushForm 158 “Strip” for Cell Phone Camera Suspension Applications – ToughMet® Alloy “Wire” for Next Generation Cell Phone Camera Suspension Applications – ToughMet® Alloy “Bulk” with Enhanced Impact Toughness – ToughMet®“Alloy “Sheet” for Vehicle Gearboxes – “Next Generation” Alloy for Oil & Gas Beryllium and Composites – Nearer Net Shape Fabrication (hot isostatic pressing) – Truextent™ Speaker Diaphragms – Investment Casting – Amorphous Metals / Bulk Metallic Glass – SupremEX™ Aluminum Metal Matrix Composites – Improved Foils for X-ray Windows – Durox ®Alumina Ceramics Technical Materials – Hybrid & Electric Vehicle Battery Components – Power Electronics – Smart Grid Meters A-16

I/O Connector Contacts Battery Contacts Internal Antenna Contacts Grounding Clips and Audio Jacks Micro Mezzanine Connectors for LCD Screen Internal Electronics and LED • Thin Film Materials – Power amplifiers, LED, SAW and BAW devices, filters, and ICs • Hermetic Solutions for SAW • Refining / Recycling • Precision Parts Cleaning Other Smart Phone Applications: • Circuit Board and IC Inspection • RoHS Compliance Assurance • Cellular Infrastructure with High Power RF Packaging Internal Electronics • Precursor materials for GaAs wafer production Applications: Smart Phones A-17 Voice Coil Motor (auto focus lens stabilizer)

Applications: Aerospace


Flight Attendant Jumpseat Spring
Avionics/Electrical Systems
Airframe Structure
Flight Control Mechanisms
Horizontal Stabilizer & Rudder Attachments
Wing Attachments
Landing Gear Attachments
Hydraulic Systems
Engine and Pylon Attachments
Doors & Hatches
Landing Gear Components
Safety Slide Mechanism
Fuel Systems

Other Aerospace Applications:

- Baggage Inspection
- Nondestructive Evaluation (Cracked Component Detection)

A-18

Under Water Wellhead Equipment Directional Drilling Equipment Measuring While Drilling (MWD) Logging While Drilling (LWD) Mud Pulse Telemetry (MPT) Systems Drill Bits Structural Rig Components Wellhead Control Equipment Other Oil & Gas Applications: • Artificial Lift Equipment • Elemental Analysis • Down Hole X-Ray Inspection Remote Operated Vehicles, blow out preventers, hydraulic actuators, control fluid couplings Applications: Oil & Gas A-19

Applications: Solar Energy

MATERION

Technology: Crystalline Silicon (Si)

Interconnect Materials

Front and backplane systems for high efficiency designs.

Technology: Flexible Solar Cells / Building Integrated Photovoltaic:

Thin Film Services:

Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)

Thin Film (PVD) Materials

Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials

TCO Transparent Conductive Oxide layers

Front and Back-contact layers

Technology: Copper Indium Gallium Selenide (CIGS)

Thin Film (PVD) Materials as well as Powders for Printing CIGS applications

Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.



25 Alloy Strip

Panel Interconnects

Technology: Amorphous Silicon (a-Si, tandem and multi-junction)

Thin Film (PVD) Materials

Silicon based photovoltaic cells

Front and back contact layers

TCO Transparent Conductive Oxide layers

Technology: Concentrator Photovoltaic (CPV)

Thin Film (PVD) Materials

Solar technology based on concentrating Solar rays into a semiconductor device via large lens.

Anti-Reflection Coating Materials

Precious metal contact materials

Micro Electronic Packaging Products:

Bonding Ribbon - Au & Ag

Lead-free Solders

Metalized Ceramic Substrates

A-20

Cardiac Rhythm Management • Electronic Interconnects/Components • Niobium/Titanium Electron Beam Weld Insulin Pump • EMI Shielding and Grounding • Electrical Terminals in Connectors Seizure Control • Thin Film Deposition Implantable Electrode – Parkinson's disease (R&D) External Glucose Analysis • Subcutaneous sensors for glucose measurement Subcutaneous Glucose Analysis • Thin Film Coatings – Electrode Monitoring device Radiation Therapy – Neutron Reflectors X-Ray Mammography Other Medical Applications: • DNA Sequencing Optics • CT Scan • Diagnostic X-Rays • Advanced Drug Delivery Components • Diagnostic Electronic Components • Anesthesia Monitoring Components • Operating Instruments • Medical Radioisotopes (production reactors) • RF connectors for MRI equipment, communication devices • RF Connectors for Portable Diagnostic/Therapeutic Equipment Applications: Medical A-21 Battery Contacts for Hearing Aids

Applications: Telecommunications Infrastructure Base Stations • Coaxial Connectors • High Power Amplifiers Local Area Networks • Shielding • Modular Jacks • PCB Sockets • Processor Sockets Other Telecommunications Infrastructure Applications • Undersea Repeater Housings A-22

Applications: Automotive Electronics


Auto Dimming Mirror Connectors
Air Bag Sensors
Mirror & Windshield Electronic Connections
Camera Optics
Window and Door Switches
On Board Telematics
Turn Signal and Emergency Flasher Relays
Start-Stop System
Lithium Ion Battery Interconnects
Night Vision Optics
Speed Control Optics
Engine Efficiency Oxygen Sensors
Fuel Pump and Fuel Level Sensors
Hybrid Vehicle Motor & Module Connectors
Battery Management Resistors
Battery & Relay Control Modules
Battery Terminals
Engine Ignition and Control Modules
Electronic Power Steering Modules
ABS Leadframes
Lamp Socket Connectors
Navigation System Contacts

A-23

Applications: Defense • Infrared Sensors for Fighter Jet and UAV Optical Targeting • Electronic Packaging for Defense Avionics, Radar and Electronic Countermeasure Systems • Structural and Electronic Components for Satellites • X-ray Windows in Security Imaging Systems • Laser Protection Optical Coatings • Night Vision System Optics A-24

Value-added Sales - Reconciliation of Non-GAAP Measure A-25 (millions) 2013 2012 2011 Sales Advanced Material Technologies $744.3 $847.8 $1,051.8 Performance Alloys 292.2 292.5 335.3 Beryllium and Composites 61.3 60.0 60.6 Technical Materials 69.1 72.7 78.7 All Other - 0.1 0.3 Total $1,166.9 $1,273.1 $1,526.7 Less: pass-through metal cost Advanced Material Technologies $474.3 $569.3 $773.8 Performance Alloys 57.0 60.9 77.5 Beryllium and Composites - - - Technical Materials 26.5 27.3 28.9 All Other - - - Total $557.8 $657.5 $880.2 Value-added Sales Advanced Material Technologies $270.0 $278.5 $278.0 Performance Alloys 235.2 231.6 257.8 Beryllium and Composites 61.3 60.0 60.6 Technical Materials 42.6 45.4 49.8 All Other - 0.1 0.3 Total $609.1 $615.6 $646.5

Non-GAAP Value-added Operating Profit Margins A-26 (millions) 2013 2012 2011 Value-added Sales Advanced Material Technologies $270.0 $278.5 $278.0 Performance Alloys 235.2 231.6 257.8 Beryllium and Composites 61.3 60.6 60.6 Technical Materials 42.6 45.4 49.8 All Other - (0.5) 0.3 Total $609.1 $615.6 $646.5 Operating Profit/(Loss) Advanced Material Technologies $9.5 (1) $24.1 (2) $33.5 Performance Alloys 23.4 24.0 27.2 Beryllium and Composites (3.5) (3.9) (0.8) Technical Materials 6.9 6.6 7.3 All Other (4.7) (6.6) (10.1) Total $31.6 $44.2 $57.1 OP %/VA Advanced Material Technologies 3.5% 8.7% 12.1% Performance Alloys 9.9% 10.4% 10.6% Beryllium and Composites -5.7% -6.4% -1.3% Technical Materials 16.2% 14.5% 14.7% All Other - - - Total 5.2% 7.2% 8.8% (1) Excludes $4.8 million in restructuring charges (2) Excludes $7.4 million for Albuquerque theft